NEWS RELEASE

MERCER GOLD CORP. DEFINES DRILL TARGETS BASED ON ADDITIONAL ROCK SAMPLING RESULTS UP TO 4.89 GRAMS PER TONNE AT GUAYABALES

DENVER, Sept. 22/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCQB: MRGP, Frankfurt: AN4) has received positive results from a detailed rock chip sampling program covering road cuts and other exposures at its Guayabales Gold Project in Caldas Department of Colombia near Marmato. A total of 133 samples were taken along road cuts that cross the main target area at Guayabales. Samples were not continuous in areas due to lack of outcrop. Samples were consistently 2 meters long.

Confirmation and Delineation of Previous Anomalies: The sampling program was concentrated in an area previously reported as several different areas of interest, the NE, Mill, Portada, and Cruzada Zones. This sampling program combined with a previously completed soil survey has allowed for the interpretation of the several previously identified target areas as one large porphyry target which is cut by several small barren late stage intrusions. The maximum sample value for gold in this program was 4.89 ppm. Four broad sample areas are of interest, as well as two higher-grade individual samples. The two individually collected samples have values of 0.836 ppm and 0.616 ppm, and are shown on the attached figure as well. All of the sample areas and samples are within the porphyry target area.

This sampling confirms a previously reported soil geochem anomaly that is approximately 750 by 400 meters in size and covers an area exhibiting porphyry style alteration. This target is characterized by elevated gold, molybdenum, copper, and silver values in soils, and gold values in rocks, showing alteration characteristic of gold-copper porphyry systems.

The four sample areas are demonstrated on the attached map. A tabular representation of values and sample density is below:

Zone	Total Length (M)	Length Sampled (M)	# Samples	Sample average (ppm)	High value (ppm)	Low value (ppm)
A	20	18	9	0.46	0.83	0.26
B	50	48	24	0.36	4.89	0.08
C	20	20	10	0.26	0.37	0.16
D	100	66	33	0.28	0.97	0.09

1162200
1162400
1162600
1162800
1163000
1099800
1099600
1099400
PT10
PT9
PT8
LA TIGRA
Zone A- 20 m @ 0.46 ppm
Zone B- 50 m @ 0.36 ppm
Zone C- 20 m @ 0.26 ppm
Single sample-0.616 ppm
Single sample-0.836 ppm
Zone D- 100 m @ 0.28 ppm
N
W
E
S
Guayabales Project
Road mapping zone
0
37.5
75
150
Meters

Comments on Sampling, Assaying, and QA/QC: Mercer's geochemical samples were collected in accordance with accepted industry standards and procedures. The program was carried out by Mercer Gold personnel. Samples were submitted using in-house quality assurance and quality control (commonly known as "QA/QC") protocols employing commercially-purchased standards.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Gold Project, located in the Marmato Gold District, Department of Caldas, in early 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

James M. Stonehouse, CA P.Geo. #5518, is a Qualified Person for the purposes of National Instrument 43-101 - Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in

Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol: OTCQB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:	Rob Grace, Investor Relations Tel. 1-877-981-3130

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS EXPLORATION PROGRAM ON THE GUAYABALES PROPERTY, THE COMPANY'S PLANS TO ACQUIRE ADDITIONAL PROSPECTIVE GOLD PROPERTIES IN COLOMBIA. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS

DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.